United States

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 2, 2017

FNB BANCORP

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

000-49693	92-2115369
(Commission File Number)	(IRS Employer Identification No.)

975 El Camino Real, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (650) 588-6800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07               Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of FNB Bancorp was held on June 14, 2017. Two proposals were submitted to a vote of the shareholders, as follows:

         a)     Election of nine Directors to serve for the year 2017.

         b)     Ratification of the appointment of Moss Adams LLP to serve as independent auditors for the fiscal year of 2017.

The results of the voting are described in Exhibit 99.01 to this report and incorporated by reference. The nine Directors (all incumbents) were elected and the appointment of Moss Adams LLP to serve as independent auditors for 2017 was ratified and approved.

Item 9.01               Financial Statements and Exhibits.

         c)      Exhibits

                  99.01 Results of voting at the Annual Meeting of FNB Bancorp held June 14, 2017.

SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FNB BANCORP (Registrant)

Dated: August 2, 2017.	By:	/s/ Dave A. Curtis
Dave A. Curtis
Senior Vice President and
Chief Financial Officer